UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-5160

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	5/31
Date of reporting period:	11/30/04

FORM N-CSR

Item 1.	Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
19	Financial Highlights
20	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

Dreyfus New York
Tax Exempt Money Market Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus New York Tax Exempt Money Market Fund, covering the six-month period from June 1, 2004, through November 30, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Joseph Irace.

Although the U.S. economy recently has alternated between signs of weakness and strength, the Federal Reserve Board has raised short-term interest rates four times since June 2004.This shift in monetary policy represents the first increases in short-term rates in more than four years, and many analysts believe that additional increases may follow in 2005. As a result, tax-exempt money market yields have begun to rise from the historically low levels of the past few years.

At times such as these, when market conditions are in a period of transition, we believe it is especially important for investors to stay in close touch with their financial advisors.Your financial advisor can help you rebalance your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

The Dreyfus Corporation December 15, 2004
2

DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus New York Tax Exempt Money Market Fund perform during the period?

For the six-month period ended November 30, 2004, the fund produced an annualized yield of 0.68% . Taking into account the effects of compounding, the fund also produced an annualized effective yield of 0.68% ..1

We attribute the fund’s returns to low short-term interest rates. However, money market yields began to rise in the spring of 2004, and tax-exempt money market yields ended the reporting period at their highest levels in approximately two years.

What is the fund’s investment approach?

The fund seeks as high a level of current income exempt from federal, New York state and New York city personal income taxes as is consistent with the preservation of capital and the maintenance of liquidity.

In pursuing this objective, we employ two primary strategies. First, we normally attempt to add value by constructing a diverse portfolio of high-quality, tax-exempt money market instruments that provide income exempt from federal, New York state and New York city personal income taxes. Second, we actively manage the fund’s average maturity in anticipation of what we believe are supply-and-demand changes in the short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the fund, which could enable us to take advantage of opportunities when short-term supply increases. Generally yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities, which generally are issued with maturities in the one-year range, may in turn lengthen the fund’s average maturity. If we anticipate limited new-issue supply, we may then look to extend the fund’s average maturity to maintain

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

then-current yields for as long as we believe practical. In addition, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund’s performance?

Money market yields remained anchored by the 1% federal funds rate during the first several months of the reporting period as inflationary pressures appeared to remain low and the Federal Reserve Board (the “Fed”) indicated that it could be “patient” before raising short-term interest rates. In April 2004, however, money market yields began to climb when higher energy prices and stronger-than-expected job growth fueled investors’ concerns that inflationary pressures might be rising. Indeed, between June and November 2004, the Fed increased its target for the overnight federal funds rate four times, driving the overnight federal funds rate to 2%.

As the national economy improved, so did the fiscal condition of many states and municipalities, including the state and city of New York. As a result, state and local governments had less need to borrow, and the supply of newly issued securities dropped compared to the same period one year earlier. Responding to the state’s improved fiscal condition, one of the major bond rating agencies upgraded its credit rating for New York’s longer-term bonds.These factors put downward pressure on tax-exempt money market yields.

In this market environment, we continued to invest in high-quality money market securities from New York issuers.Although we previously had maintained the fund’s weighted average maturity in a range we considered longer than industry averages, we began to reduce the fund’s weighted average maturity in the spring, when investors began to anticipate higher interest rates. This change was designed to maintain the flexibility we need to capture higher yields as they become available.

4

During the second half of the reporting period, we generally maintained this defensive positioning through the summer and fall, focusing primarily on securities with maturities of approximately six months or less, including variable-rate demand notes on which yields are reset weekly. In addition, we attempted to “ladder” the fund’s holdings of municipal notes and commercial paper so that securities would mature at regular intervals through the first nine months of 2005. This strategy was designed to ensure liquidity and guard against the possibility that a disproportionate amount of securities may mature during a time of unusually low reinvestment rates.

What is the fund’s current strategy?

As of the end of the reporting period, demand for municipal securities with shorter maturities remained strong as investors proved reluctant to purchase securities with one year maturities in a rising interest-rate environment. Strong demand, coupled with a reduced supply of newly issued securities, helped keep tax-exempt yields relatively low at the shorter end of the money market maturity spectrum and generally higher yields at the longer end. In an effort to capture higher yields, we recently began to gradually increase the fund’s holdings of municipal notes and commercial paper with maturities in the six-month range, and the fund’s weighted average maturity ended the reporting period in a position that was roughly in line with industry averages.

December 15, 2004

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes for non-New York residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.An investment in the fund is not insured or guaranteed by the FDIC or any other government agency.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The Fund 5

UNDERSTANDING YOUR FUND ’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus New York Tax Exempt Money Market Fund from June 1, 2004 to November 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended November 30, 2004

Expenses paid per $1,000 †	$ 3.31
Ending value (after expenses)	$1,003.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended November 30, 2004

Expenses paid per $1,000 †	$ 3.35
Ending value (after expenses)	$1,021.76

  Expenses are equal to the fund’s annualized expense ratio of .66%; multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
6

STATEMENT OF INVESTMENTS November 30, 2004 (Unaudited)
	Principal
Tax Exempt Investments—99.1%	Amount ($)		Value ($)

Albany Industrial Development Agency, Civic Facility
Revenue, VRDN:
(Albany College of Pharmacy)
1.70% (Insured; Radian Bank and
Liquidity Facility; Bank of America)	3,065,000	[a]	3,065,000
(Renaissance Corp. of Albany Project)
1.75% (LOC; M&T Bank)	3,000,000	[a]	3,000,000
Allegany County Industrial Development Agency
Civic Facility Revenue, VRDN (Houghton
College Project) 1.73% (LOC; KeyBank)	5,000,000	[a]	5,000,000
Allegany-Limestone Central School District
GO Notes, BAN 2.75%, 6/24/2005	4,300,000		4,323,724
Arlington Central School District, GO Notes, Refunding
2.25%, 12/15/2004 (Insured; FSA)	250,000		250,105
Babylon Industrial Development Agency, IDR, VRDN
(Lambro Industries Inc. Project)
1.68% (LOC; Bank of America)	840,000	[a]	840,000
Broome County, GO Notes, Refunding
2.50%, 4/15/2005 (Insured; FGIC)	435,000		436,991
Canaseraga Central School District, GO Notes 3.75%
6/15/2005 (Insured; MBIA)	191,000		193,024
Center Moriches Union Free School District, GO Notes
3%, 12/1/2004 (Insured; MBIA)	350,000		350,000
Chautauqua County Industrial Development Agency
Civic Facility Revenue, VRDN
(United Cerebral Palsy Project)
1.73% (LOC; Key Bank)	1,195,000	[a]	1,195,000
City University of New York, COP, Refunding
(John Jay College) 5.75%, 8/15/2005 (Insured; MBIA)	250,000		256,708
Colonie Industrial Development Agency, IDR, VRDN
(13 Green Mount Drive Project)
1.85% (LOC; HSBC Bank USA)	210,000	[a]	210,000
Dutchess County Industrial Development Agency
Civic Facility Revenue, VRDN
(Marist College Civic Facility):
1.67% (LOC; Key Bank)	5,540,000	[a]	5,540,000
1.67% (LOC; The Bank of New York)	6,820,000	[a]	6,820,000
Erie County Industrial Development Agency, VRDN:
Civic Facility Revenue:
(Community Services Disabled Project)
1.73% (LOC; Key Bank)	3,255,000	[a]	3,255,000

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Erie County Industrial Development Agency, VRDN (continued):
Civic Facility Revenue (continued):
(DePaul Community Facilities Inc. Project)
1.73% (LOC; Key Bank)	1,500,000	[a]	1,500,000
(People Inc. Project)
1.73% (LOC; Key Bank)	2,700,000	[a]	2,700,000
(United Cerebral Palsy Association Project)
1.73% (LOC; Key Bank)	870,000	[a]	870,000
IDR:
(Luminescent System Inc. Project)
1.85% (LOC; HSBC Bank USA)	5,600,000	[a]	5,600,000
(Plesh Industries Inc. Project)
1.82% (LOC; M&T Bank)	1,455,000	[a]	1,455,000
Grand Central District Management Association
Revenue, Refunding 2%, 1/1/2005	900,000		900,736
Town of Hempstead, GO Notes 4%, 1/15/2005
(Insured; MBIA)	100,000		100,293
Herkimer County Industrial Development Agency
Civic Facility Revenue, VRDN
(Templeton Foundation Project) 1.73% (LOC; Key Bank)	2,410,000	[a]	2,410,000
Town of Islip, GO Notes, Refunding, Public Improvement
4.75%, 1/15/2005 (Insured; FSA)	100,000		100,438
Lancaster Industrial Development Agency, IDR, VRDN
(Lancaster Steel Service Project)
1.75% (LOC; M&T Bank)	1,125,000	[a]	1,125,000
Long Island Power Authority, Electric Systems Revenue
4%, 4/1/2005 (Insured; FSA)	150,000		151,278
Manhasset Union Free School District, GO Notes, TAN
3%, 6/29/2005	1,370,000		1,379,709
Metropolitan Transportation Authority, Transit Revenue:
2%, 11/15/2005	100,000		99,858
CP:
1.20%, 12/9/2004 (LOC; ABN-AMRO)	4,400,000		4,400,000
1.46%, 1/13/2005 (LOC; ABN-AMRO)	6,300,000		6,300,000
1.46%, 1/18/2005 (LOC; ABN-AMRO)	3,000,000		3,000,000
Monroe County Industrial Development Agency, IDR:
(National Development Council) 1.30%, 6/15/2005
(LOC; HSBC Bank USA)	700,000		700,000
VRDN (2883 Associates LP)
1.85% (LOC; HSBC Bank USA)	1,570,000	[a]	1,570,000

8

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Monroe Tobacco Asset Securitization Corporation
Tobacco Settlement Revenue, VRDN
1.78% (Liquidity Facility; WestLB AG)	8,295,000	[a]	8,295,000
Mount Pleasant Central School District
GO Notes, BAN 3%, 5/27/2005	3,500,000		3,524,478
Municipal Assistance Corporation for the City of New York:
Revenue 3.50%, 7/1/2005	150,000		151,466
Sales Tax Revenue 6%, 7/1/2005	500,000		512,180
Nassau County, GO Notes, General Improvement:
5.15%, 3/1/2005 (Insured; AMBAC)	100,000		100,977
7%, 3/1/2005 (Insured; FSA)	100,000		101,417
Refunding 6.50%, 5/1/2005 (Insured; FGIC)	225,000		229,748
Nassau County Interim Finance Authority, Sales
Tax Revenue 4%, 11/15/2005	110,000		111,860
Nassau County Tobacco Settlement Corporation, Revenue
VRDN 1.78% (Liquidity Facility; Merrill Lynch)	5,000,000	[a]	5,000,000
New Rochelle Industrial Development Agency, IDR, VRDN
(Charles Sadek Import Co. Project)
1.82% (LOC; The Bank of New York)	5,500,000	[a]	5,500,000
New York City, GO Notes:
5.90%, 2/1/2005	805,000		810,879
8%, 2/1/2005	2,130,000		2,151,400
6.50%, 2/15/2005 (Insured; AMBAC)	235,000		237,451
2%, 8/1/2005	300,000		300,325
4.40%, 8/15/2005	250,000		254,176
CP:
1.43%, 12/9/2004 (Insured; MBIA and Liquidity
Facility; Landesbank Hessen-Thuringen Girozentrale)	7,500,000		7,500,000
1.85%, 2/24/2005 (Insured; MBIA and Liquidity
Facility; Landesbank Hessen-Thuringen Girozentrale)	6,000,000		6,000,000
VRDN 1.74% (Liquidity Facility; Merrill Lynch)	5,000,000	[a]	5,000,000
New York City Health and Hospital Corporation
Health Care Facilities Revenue
4%, 2/15/2005 (Insured; AMBAC)	300,000		301,450
New York City Industrial Development Agency, VRDN:
Civic Facility Revenue:
(2000 Jewish Community Center)
1.75% (LOC; M&T Bank)	4,900,000	[a]	4,900,000
(Abraham Joshua Heschel Project)
1.70% (LOC; Allied Irish Banks)	2,000,000	[a]	2,000,000

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

New York City Industrial Development Agency, VRDN (continued):
Civic Facility Revenue (continued):
(Convent Sacred Heart School)
1.70% (LOC; Allied Irish Banks)	3,750,000	[a]	3,750,000
(Jewish Community Center of Manhattan)
1.75% (LOC; M&T Bank)	1,600,000	[a]	1,600,000
(Village Community School Project)
1.75% (LOC; M&T Bank)	1,280,000	[a]	1,280,000
IDR:
(Novelty Crystal Corp.)
1.80% (LOC; Commerce Bank)	3,800,000	[a]	3,800,000
(Stroheim & Romann Inc. Project)
1.67% (LOC; WestLB AG)	8,700,000	[a]	8,700,000
(Swak Realty LLC Project)
1.82% (LOC; The Bank of New York)	1,040,000	[a]	1,040,000
New York City Municipal Water Finance Authority
Water and Sewer Systems Revenue:
5%, 6/15/2005	200,000		203,435
6.125%, 6/15/2005	140,000	[b]	144,463
CP 1.88%, 3/3/2005 (LOC: Landesbank Baden-
Wuerttemberg and Helaba Bank)	5,400,000		5,400,000
New York City Transitional Finance Authority:
Income Tax Revenue:
5%, 2/1/2005	1,300,000		1,308,383
5.25%, 2/1/2005	170,000		171,092
4.25%, 2/15/2005	750,000		754,488
2%, 11/1/2005	275,000		274,872
Refunding 5%, 11/1/2005	100,000		102,637
Revenue, VRDN (New York City Recovery) 1.74%
(Liquidity Facility; The Bank of New York)	1,220,000	[a]	1,220,000
New York Counties Tobacco Trust II, Tobacco Settlement
Revenue, VRDN 1.78% (Liquidity Facility; Merrill Lynch)	4,760,000	[a]	4,760,000
New York State Dormitory Authority:
Health Care Facilities Revenue:
(Mental Health Services Facilities Improvement)
5.25%, 8/15/2005 (Insured; FSA)	200,000		204,597
(Presbyterian Hospital) 5.25%, 2/15/2005
(Insured; AMBAC)	400,000		403,307
VRDN (Mount Sinai Health) 1.74% (Liquidity
Facility; Merrill Lynch)	2,100,000	[a]	2,100,000

10

	Principal
Tax Exempt Investments (continued)	Amount ($)	Value ($)

New York State Dormitory Authority (continued):
Income Tax Revenue (State Personal Income Tax)
4%, 12/15/2004	750,000	750,601
LR:
6%, 7/1/2005 (Insured; AMBAC)	190,000	194,381
Municipal Health Facilities Improvement Program
4%, 1/15/2005 (Insured; FSA)	100,000	100,300
Revenue, School District Financing Program:
2.75%, 4/1/2005 (Insured; MBIA)	100,000	100,519
4.50%, 10/1/2005 (Insured; MBIA)	100,000	102,054
New York State Environmental
Facilities Corporation:
PCR 5.10%, 1/15/2005	295,000	296,502
Water Revenue 5%, 3/15/2005	400,000	403,834
New York State Housing Finance Agency
Revenue, VRDN (Sea Park West
Housing) 1.70% (Insured;
FHLMC and Liquidity Facility; FHLMC)	3,850,000 [a]	3,850,000
New York State Local Government Assistance
Corporation Sales Tax Revenue:
5.40%, 4/1/2005	480,000	486,364
Refunding:
5%, 4/1/2005	450,000	455,026
5.50%, 4/1/2005 (Insured; AMBAC)	450,000	456,345
New York State Medical Care Facilities Finance
Agency, Health Care Facilities Revenue
(Brookdale Hospital Medical Center)
6.85%, 2/15/2005	225,000 [b]	232,118
New York State Power Authority, Electric Power
and Light Revenue 5%, 2/15/2005	250,000	251,923
New York State Thruway Authority:
Highway Revenue Tolls
6%, 1/1/2005	115,000 [b]	117,775
Income Tax Revenue:
2%, 3/15/2005	300,000	300,593
2.25%, 3/15/2005	155,000	155,240
Service Contract Revenue
(Local Highway and Bridge)
6%, 4/1/2005 (Insured; AMBAC)	100,000	101,590

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

New York State Thruway Authority Highway
Bridge and Trust Fund:
Fuel Sales Tax Revenue:
5.10%, 4/1/2005 (Insured; MBIA)	550,000		556,922
6%, 4/1/2005 (Insured; MBIA)	200,000		203,015
Highway Revenue Tolls:
3%, 4/1/2005	600,000		603,246
5%, 4/1/2005 (Insured; FGIC)	250,000		252,738
New York State Urban Development Corporation:
Income Tax Revenue (Personal Income Tax):
2%, 12/15/2004	100,000		99,999
2.50%, 12/15/2004	675,000		675,184
Revenue, Senior Lien-Corporation Purpose
5.50%, 1/1/2005	500,000		501,375
Town of North Hempstead, GO Notes:
2.50%, 2/1/2005 (Insured; MBIA)	630,000		631,374
Refunding 6%, 4/1/2005 (Insured; FGIC)	325,000		330,168
Oneida City School District, GO Notes
BAN 1.75%, 2/4/2005	3,807,000		3,811,007
Oswego City School District, GO Notes
TAN 2%, 3/1/2005	3,555,000		3,559,528
Oswego County Industrial Development Agency
Civic Facility Revenue, VRDN (Springside at
Seneca Hill) 1.78% (LOC; M&T Bank)	2,950,000	[a]	2,950,000
Otsego County Industrial Development Agency
Civic Facility Revenue, VRDN:
(St. James Retirement Community)
1.80% (LOC; M&T Bank)	800,000	[a]	800,000
(Templeton Foundation Project)
1.73% (LOC; Key Bank)	4,040,000	[a]	4,040,000
Phelps-Clifton Springs Central School District, GO Notes
4%, 6/15/2005 (Insured; MBIA)	260,000		263,030
Port Authority of New York and New Jersey:
Special Obligation Revenue, VRDN
(Versatile Structure Obligation):
1.66% (Liquidity Facility; Bank of Nova Scotia)	3,300,000	[a]	3,300,000
1.66% (Liquidity Facility; Landesbank Hessen
Thuringen Girozentrale)	3,000,000	[a]	3,000,000
Transportation Revenue, CP 1.20%,
12/8/2004 (LOC: Bank of Nova Scotia,
JPMorgan Chase Bank and Lloyds TSB Bank)	7,000,000		7,000,000

12

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Port Chester Industrial Development Agency, IDR
VRDN (40 Pearl Street LLC)
1.72% (LOC; The Bank of New York)	4,130,000	[a]	4,130,000
Town of Poughkeepsie, GO Notes, BAN
3.25%, 9/15/2005	1,545,248		1,563,586
Poughkeepsie City School District, GO Notes
BAN 2%, 5/6/2005	3,000,000		3,008,219
Rensselaer County, GO Notes, Refunding, BAN
3%, 5/1/2005 (Insured; FSA)	210,000		210,733
Rensselaer County Industrial
Development Agency, Civic Facility
Revenue, VRDN (The Sage Colleges
Project) 1.75% (LOC; M&T Bank)	2,790,000	[a]	2,790,000
County of Rockland, GO Notes:
Refunding 2.50%, 3/1/2005
(Insured; AMBAC)	110,000		110,309
TAN 2%, 3/24/2005	3,000,000		3,004,699
Rockland County Industrial Development Agency
IDR, VRDN:
(Intercos America Inc. Project)
1.85% (LOC; HSBC Bank USA)	4,325,000	[a]	4,325,000
(Jawonio Inc. Project)
1.67% (LOC; The Bank of New York)	4,790,000	[a]	4,790,000
(Northern Manor Multicare)
1.75% (LOC; M&T Bank)	2,625,000	[a]	2,625,000
Seneca County Industrial Development Agency
Civic Facility Revenue, VRDN (Kidspeace
National Centers of New York Project)
1.73% (LOC; Key Bank)	1,940,000	[a]	1,940,000
Shenendehowa Central School District
GO Notes Refunding
3.50%, 5/1/2005 (Insured; FSA)	300,000		302,714
Solvay Union Free School District, GO Notes
4.25%, 6/15/2005 (Insured; FGIC)	747,266		757,163
Suffolk County, GO Notes:
2.50%, 12/1/2004 (Insured; MBIA)	500,000		500,000
4%, 5/1/2005 (Insured; MBIA)	160,000		161,508
Refunding (Southwest Sewer District)
6%, 2/1/2005 (Insured; MBIA)	175,000		176,367

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Suffolk County Industrial Development Agency, VRDN:
Civic Facility Revenue:
(Guide Dog Foundation Inc.)
1.67% (LOC; The Bank of New York)	3,790,000	[a]	3,790,000
(Hampton Day School Civic)
1.67% (LOC; JPMorgan Chase Bank)	2,945,000	[a]	2,945,000
IDR (Belmont Villas LLC Facility)
1.67% (Insured; FNMA and Liquidity Facility; FNMA)	6,000,000	[a]	6,000,000
Suffolk County Water Authority, Water Revenue
Refunding 2%, 6/1/2005 (Insured; MBIA)	100,000		100,098
Syracuse Industrial Development Agency
Civic Facility Revenue, VRDN (Community
Development Properties-Larned Project)
1.80% (LOC; M&T Bank)	2,600,000	[a]	2,600,000
Tobacco Settlement Financing Corporation, Revenue, VRDN
1.76% (Liquidity Facility; Merrill Lynch)	3,125,000	[a]	3,125,000
Tompkins County Industrial Development Agency, LR
(Cornell University) 4.85%, 7/1/2005	500,000		508,772
Westchester County Industrial Development Agency
Civic Facility Revenue, VRDN:
(Banksville Independent Fire Co.)
1.67% (LOC; The Bank of New York)	1,000,000	[a]	1,000,000
(Jacob Burns Film Center Project)
1.67% (LOC; The Bank of New York)	4,255,000	[a]	4,255,000
(Northern Westchester Hospital)
1.70% (LOC; Commerce Bank)	4,500,000	[a]	4,500,000
Refunding (Rye Country Day School Project)
1.68% (LOC; Allied Irish Banks)	4,800,000	[a]	4,800,000
City of White Plains, GO Notes, Public Improvement
3%, 4/1/2005 (Insured; MBIA)	237,000		238,440

Total Investments (cost $264,488,290)	99.1%		264,488,304
Cash and Receivables (Net)	.9%		2,285,974
Net Assets	100.0%		266,774,278

14

Summary of Abbreviations

AMBAC	American Municipal Bond	FSA	Financial Security Assurance
	Assurance Corporation	GO	General Obligation
BAN	Bond Anticipation Notes	IDR	Industrial Development Revenue
COP	Certificate of Participation	LOC	Letter of Credit
CP	Commercial Paper	LR	Lease Revenue
FGIC	Financial Guaranty Insurance	MBIA	Municipal Bond Investors Assurance
	Company		Insurance Corporation
FHLMC	Federal Home Loan Mortgage	PCR	Pollution Control Revenue
	Corporation	TAN	Tax Anticipation Notes
FNMA	Federal National Mortgage	VRDN	Variable Rate Demand Notes
Association

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s or	Standard & Poor’s	Value (%) †

F1+, F1	VMIG1, MIG1, P1	SP1+, SP1, A1+, A1	69.2
AAA, AA, A [c]	Aaa, Aa, A [c]	AAA, AA, A [c]	9.3
Not Rated [d]	Not Rated [d]	Not Rated [d]	21.5
			100.0

†	Based on total investments.
[a]	Securities payable on demand.Variable interest rate—subject to periodic change.
[b]	These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are
	collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on
	the municipal issue and to retire the bonds in full at the earliest refunding date.
[c]	Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
[d]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to
	be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 15

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2004 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	264,488,290	264,488,304
Cash		2,143,134
Interest receivable		1,177,949
Prepaid expenses		10,997
		267,820,384

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		125,721
Payable for investment securities purchased		835,698
Payable for shares of Beneficial Interest redeemed		25,178
Accrued expenses		59,509
		1,046,106

Net Assets ($)		266,774,278

Composition of Net Assets ($):
Paid-in capital		266,778,367
Accumulated net realized gain (loss) on investments		(4,103)
Accumulated gross unrealized appreciation on investments		14

Net Assets ($)		266,774,278

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		266,811,479
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.
16

STATEMENT OF OPERATIONS Six Months Ended November 30, 2004 (Unaudited)
Investment Income ($):
Interest Income	1,837,087
Expenses:
Management fee—Note 2(a)	686,761
Shareholder servicing costs—Note 2(b)	143,318
Professional fees	27,694
Custodian fees	19,639
Prospectus and shareholders’ reports	10,191
Registration fees	7,128
Trustees’ fees and expenses—Note 2(c)	6,044
Miscellaneous	16,110
Total Expenses	916,885
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(6,860)
Net Expenses	910,025
Investment Income—Net	927,062

Realized and Unrealized Gain (Loss) on Investments—Note 1(b) ($):
Net realized gain (loss) on investments	7,524
Net unrealized appreciation (depreciation) on investments	(3,297)
Net Realized and Unrealized Gain (Loss) on Investments	4,227
Net Increase in Net Assets Resulting from Operations	931,289

See notes to financial statements.

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	November 30, 2004	Year Ended
	(Unaudited)	May 31, 2004

Operations ($):
Investment income—net	927,062	1,115,439
Net realized gain (loss) from investments	7,524	—
Net unrealized appreciation
(depreciation) of investments	(3,297)	3,311
Net Increase (Decrease) in Net Assets
Resulting from Operations	931,289	1,118,750

Dividends to Shareholders from ($):
Investment income—net	(927,062)	(1,115,439)

Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	150,250,859	357,901,704
Dividends reinvested	885,316	1,064,213
Cost of shares redeemed	(160,610,343)	(372,762,719)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(9,474,168)	(13,796,802)
Total Increase (Decrease) in Net Assets	(9,469,941)	(13,793,491)

Net Assets ($):
Beginning of Period	276,244,219	290,037,710
End of Period	266,774,278	276,244,219

See notes to financial statements.
18

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
November 30, 2004			Year Ended May 31,

	(Unaudited)	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.003	.004	.008	.014	.032	.028
Distributions:
Dividends from investment
income—net	(.003)	(.004)	(.008)	(.014)	(.032)	(.028)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	.68[a]	.39	.75	1.44	3.28	2.88

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.67[a]	.66	.66	.65	.66	.66
Ratio of net expenses
to average net assets	.66[a]	.66	.66	.65	.66	.66
Ratio of net investment income
to average net assets	.67[a]	.39	.75	1.42	3.22	2.84

Net Assets, end of period
($ x 1,000)	266,774	276,244	290,038	288,257	295,817	271,439

[a] Annualized.
See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus New York Tax Exempt Money Market Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company.The fund’s investment objective is to provide investors with as high a level of current income exempt from federal, New York state and New York city personal income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (“the Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund’s Board of Trustees to represent the fair value of the fund’s investments.

20

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an unused capital loss carryover of $11,627 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 2004. If not applied, $3,213 of the carryover expires in fiscal 2005, $3,725 expires in fiscal 2006, $3,889 expires in fiscal 2007 and $800 expires in fiscal 2008.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2004 was all tax exempt income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At November 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund’s average daily net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended November 30, 2004, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other informa-

22

tion, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2004, the fund was charged $89,252 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2004, the fund was charged $34,884 pursuant to the transfer agency agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $108,810, shareholder services plan fees $3,488 and transfer agency per account fees $13,423.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Legal Matters:

Two class actions have been filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

attorneys’ fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation, and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing. Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

24

For More		Information

Dreyfus		Transfer Agent &
New York Tax Exempt		Dividend Disbursing Agent
Money Market Fund
		Dreyfus Transfer, Inc.
200 Park Avenue
		200 Park Avenue
New York, NY	10166
		New York, NY 10166

Manager		Distributor
The Dreyfus Corporation
		Dreyfus Service Corporation
200 Park Avenue
		200 Park Avenue
New York, NY	10166
		New York, NY 10166
Custodian
The Bank of New York
One Wall Street
New York, NY	10286

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

®

© 2005 Dreyfus Service Corporation 0273SA1104

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 9.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	February 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	February 2, 2005

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	February 2, 2005

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)